                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 LaBarge, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                             [LABARGE INC LOGO]


                                  NOTICE OF
                             1998 ANNUAL MEETING
                              OCTOBER 20, 1998
                             AND PROXY STATEMENT

                             [LABARGE INC LOGO]


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              OCTOBER 20, 1998


TO THE STOCKHOLDERS:


     The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the Adam's Mark Hotel, Fourth and Chestnut Streets, St. Louis, Missouri, on October 20, 1998, at 11:00 A.M., CDT.

     At the Annual Meeting, Common Stockholders will be asked:

     1. To elect three Directors for a term ending in 2001 and two Directors for a term ending in 2000;

     2. To consider and act upon a proposal to approve the LaBarge, Inc. Employee Stock Purchase Plan;

     3. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for fiscal 1999;

     4. To transact such other business as may properly come before the meeting.

     Only stockholders whose names appear of record at the Company's close of business on August 28, 1998 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

     You may vote via Internet, telephone or mail.

     If you receive more than one proxy card because you own shares registered in different names or at different addresses, please vote each proxy as soon as possible by following the instructions on the proxy card sheet regarding voting by Internet, telephone or mail.

                                        By Order of the Board of Directors,



                                        WILLIAM J. MAENDER
                                        Vice President - Finance and Secretary

September 21, 1998




ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE VOTE YOUR PROXY. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY VOTING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                 LABARGE, INC.
                               9900A CLAYTON ROAD
                             POST OFFICE BOX 14499
                         ST. LOUIS, MISSOURI 63178-4499


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 20, 1998


     This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about September 21, 1998 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 20, 1998 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

     Holders of shares of common stock, par value $.01 per share (the "Common Stock") of the Company at its close of business on August 28, 1998 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting.
On the Record Date, 15,540,278 shares of Common Stock were outstanding.
Holders of Common Stock are entitled to one vote per each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Approval of the Employee Stock Purchase Plan and ratification of the selection of independent accountants each require the affirmative vote of stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

     Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controls approximately 32.7% of the Common Stock outstanding on the Record Date.

     Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, an abstention or broker non-vote will have no effect on the outcome of the election of directors or proposals 2 and 3.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR approval of the Employee Stock Purchase Plan, FOR the ratification of the recommended independent accountants and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequently dated proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124 [telephone number (314) 997-0800].

     The proxies are solicited by the Board of Directors of the Company. In addition to the use of the Internet, telephone and mail, proxies may be solicited personally or by facsimile transmission by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

     A copy of the Company's Annual Report for the fiscal year ended June 28, 1998 is being mailed to each stockholder along with this Proxy Statement.

            -------------------------------------------------------

            The date of this Proxy Statement is September 21, 1998.

            -------------------------------------------------------




                      PROPOSAL 1:   ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes, designated Class A, Class B and Class C. Each Director is elected for a three-year term and the term of each Class expires in a different year. Since the 1997 Annual Meeting of Stockholders, there have been several changes and prospective changes in the Board of Directors. Gus G. Casten, currently serving as a Class C Director, has indicated to the Company that he will not stand for reelection at the Annual Meeting. R. Hal Dean and Edward J. Nestor, Jr., currently serving as Class B Directors, have indicated that they will resign as Directors effective December 31, 1998, and the Board of Directors currently intends to reduce the size of the Board to nine members on that date. In addition, the Board of Directors has elected three new Directors: Messrs. Lawrence J. LeGrand and John G. Helmkamp, Jr. as Class B Directors and Mr. Robert H. Chapman as a Class C Director. Because of these changes, shareholders will be asked at the Annual Meeting to elect two Class B Directors in addition to the three Class C Directors whose terms will expire at the Annual Meeting.

     The Board of Directors has nominated for election as Class C Directors Messrs. Robert H. Chapman, Richard P. Conerly and Pierre L. LaBarge, Jr., and as Class B Directors Messrs. John G. Helmkamp, Jr. and Lawrence J. LeGrand. Each of the nominees is currently serving as a Director of the Company and each has consented to continue to serve as a Director if elected. Unless proxy cards are marked to withhold authority to vote for any of the Director nominees, the proxies intend to vote all properly executed proxies FOR election of each of the Director nominees.

     The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual
Meeting:


                                 TERM
                              EXPIRATION       DIRECTOR     POSITIONS WITH THE
                                 DATE     AGE   SINCE            COMPANY
--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS
CLASS C DIRECTORS
    ROBERT H. CHAPMAN            2001     52     1998   DIRECTOR
    RICHARD P.  CONERLY          2001     74     1975   DIRECTOR
    PIERRE L. LABARGE, JR.       2001     73     1967   CHAIRMAN EMERITUS AND
                                                        DIRECTOR
--------------------------------------------------------------------------------
Continuing Class A Directors
    Craig E. LaBarge             1999     47     1981   Chief Executive Officer,
                                                        President and Director
    James P. Shanahan, Jr.       1999     37     1987   Director
    Jack E. Thomas, Jr.          1999     46     1997   Director
--------------------------------------------------------------------------------
CONTINUING CLASS B
DIRECTORS AND NOMINEES
    R. Hal Dean *                2000     82     1981   Director
    JOHN G. HELMKAMP, JR.        2000     51     1998   DIRECTOR
    J. C. Kuhn, Jr.              2000     58     1989   Director
    LAWRENCE J. LEGRAND          2000     47     1998   DIRECTOR
    Edward J. Nestor, Jr. *      2000     73     1972   Director
--------------------------------------------------------------------------------

*  Will retire as director effective December 31, 1998.

               -------------------------------------------------

                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                   FOR ELECTION OF ITS NOMINEES FOR DIRECTOR.

               -------------------------------------------------

EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR
     The following table sets forth certain information, as of August 28, 1998, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting and nominees for directors of the Company:


     NAME                       AGE     POSITION(S)
--------------------------------------------------------------------------------

Pierre L. LaBarge, Jr.          73      Chairman Emeritus and Director

Craig E. LaBarge                47      Chief Executive Officer, President and
                                        Director

William J. Maender              52      Vice President - Finance, Treasurer and
                                        Secretary

Harvey Baker                    47      Vice President - Operations

Thomas L. Hubbard               45      Vice President - Telecommunications
                                        Business Unit

Robert H. Chapman               52      Director

R. Hal Dean                     82      Director

John G. Helmkamp, Jr.           51      Director

J. C. Kuhn, Jr.                 58      Director

Lawrence J. LeGrand             47      Director

Edward J. Nestor, Jr.           73      Director

James P. Shanahan, Jr.          37      Director

John A. Sturm                   46      Vice President - Geophysical Business
                                        Unit

Jack E. Thomas, Jr.             46      Director


     Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor of the Company. Mr. LaBarge retired from day-to-day business operations in 1995. He has been a Director since 1967.

     Craig E. LaBarge is the son of Pierre L. LaBarge, Jr. and has been a Director since 1981. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President - Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to present), Vice President of the Company (1981 to 1986) and President and Chief Operating Officer of the Company (1986 to 1991). Mr. LaBarge is also a director and member of the Audit Committee of TALX Corporation and a director of Young Innovations, Inc.

     Mr. Maender joined the Company in 1984. He has been Vice President - Finance, Treasurer and Secretary for more than five years.

     Mr. Baker joined the Company in 1996 as Vice President - Operations.
Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

     Mr. Hubbard joined the Company in 1980. He became Vice President - Telecommunications Business Unit in 1996. Prior to that time, he was Sales Manager for the Joplin facility for more than five years.

     Mr. Sturm joined the Company in 1994 as Vice President - Business Planning and Development. He was named to the position of Vice President - Geophysical Business Unit in 1996. Prior to joining the Company, Mr. Sturm was Account Manager for Digital Equipment Corporation for more than five years.

     Mr. Chapman became a Director in 1998. He has served as Chairman of the Board and Chief Executive Officer of Barry-Wehmiller Companies, Inc. since 1975. Mr. Chapman has been a Board member of BWI, PLC since 1987 and of Intrav since 1997. He has also served as an Advisory Board member of Mercantile Bank since 1988 and of AON Risk Services of Missouri since 1993.

     Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. (a private company) from 1987 to 1994; President of Pott Industries Inc., St. Louis, Missouri, a marine services company, from 1969 to 1987; and Vice Chairman of Coal-Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985. He is also a director of Young Innovations, Inc.

     Mr. Dean became a Director in 1981 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He is retired and was formerly Chairman of the Board, President and Chief Executive Officer of Ralston Purina Company, for more than five years.

     Mr. Helmkamp became a Director in 1998. He retired from the positions of Chairman of the Board and Chief Executive Officer of Illinois State Bank and Trust in 1996, where he served in those capacities for more than five years. Mr. Helmkamp also serves on the Board of Directors of the United Way of Greater St. Louis.

     Mr. Kuhn became a Director in 1989. He retired from the positions of Executive Vice President and Chief Operating Officer of the Company in 1996. Mr. Kuhn has served in a consulting capacity for the Company since retirement.

     Mr. LeGrand became a director in 1998. He has been Chief Operating Officer of LMI Aerospace, Inc. since April 1998. Prior to that time, Mr. LeGrand was a partner of KPMG Peat Marwick LLP for more than five years.

     Mr. Nestor became a Director in 1972. He joined the predecessor of the Company in 1961 and served as Executive Vice President - Finance and Treasurer from 1975 to 1987, Secretary from 1985 to 1988 and Senior Vice President - Administration from 1987 to 1988. Mr. Nestor retired as an officer and employee of the Company in 1988.

     Mr. Shanahan became a Director in 1987 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been Executive Vice President and General Counsel of Pacholder Associates, Inc., an investment advisory firm, since 1986. Mr. Shanahan is also a director of Pacholder Fund, Inc.

     Mr. Thomas became a Director in 1997 and serves as a member of the Audit and Human Resources Committees of the Board of Directors. He has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc. since 1982. Mr. Thomas serves on the Board of Directors of Mercantile Trust Company, is Chairman of Royal Vendors, Inc. (a private company), and serves on the Advisory Board of AON Risk Services and ALTO U.S., Inc.

     The Board of Directors of the Company held five meetings in fiscal 1998. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 1998. This Committee performed the following principal functions: (i) reviewed financial statements with the Company's chief financial officer and independent accountants, (ii) reviewed the independent accountants' "management letters" and (iii) approved the appointment of the independent accountants for fiscal 1999. The Company also has a standing Human Resources Committee of its Board of Directors, which held one meeting in fiscal 1998. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee which performs similar functions. Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 1998, with the exception of Mr. Dean.

DIRECTORS' FEES
     Members of the Board of Directors who are not employees of the Company ("Non-employee Directors") receive $1,500 for each Board meeting attended, $750 for each committee meeting attended and $500 for attendance at the Company's Annual Meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE
     The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executives who served in such capacities as of June 28, 1998, for the fiscal years indicated.



                                                           ANNUAL               LONG-TERM
                                                       COMPENSATION        COMPENSATION  (1)
                                                --------------------------------------------
                                                                                AWARDS
                                                                           -----------------
                                                                                               ALL OTHER
           NAME AND                              SALARY        BONUS         OPTIONS/SARS     COMPENSATION
      PRINCIPAL POSITION        FISCAL YEAR      ($) (1)      ($) (1)           (#) (2)         ($) (3)
---------------------------------------------------------------------------------------------------------------

Craig E. LaBarge                   1998          300,014     160,000            15,513           20,003
  CEO & President                  1997          275,002     120,000            16,775           20,003
                                   1996          250,000      45,000            25,000           20,003
---------------------------------------------------------------------------------------------------------------
William J. Maender                 1998          168,500      77,000            12,000           16,702
  Vice President - Finance,        1997          162,500      45,000            12,500           16,702
  Secretary & Treasurer            1996          156,000      21,000            10,000           18,531
---------------------------------------------------------------------------------------------------------------
Harvey Baker   (4)                 1998          155,654      80,000            12,000           31,900
  Vice President - Operations      1997          147,441         0              12,500           17,286
---------------------------------------------------------------------------------------------------------------
Thomas L. Hubbard  (4)             1998          145,000      59,000            12,000           23,085
  Vice President - Telecom         1997          138,462      47,500            12,500           13,480
  Business Unit
---------------------------------------------------------------------------------------------------------------
J. Barry Pipkin                    1998          140,000      85,000            12,000           19,243
  Vice President                   1997          129,500      14,000            10,000           19,243
                                   1996          129,500         0                 0             20,937
---------------------------------------------------------------------------------------------------------------


(1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

(2) No SARs were granted during the fiscal year.

(3) Includes the following by individual for the fiscal year ended June 28, 1998:



                     SPLIT $ LIFE      COMPANY MATCH ON
       NAME         PREMIUM ($) (a)  401(k) DEFERRALS ($)
-----------------------------------------------------------
Craig E. LaBarge        20,003                0
-----------------------------------------------------------
William J. Maender      16,702              2,526
-----------------------------------------------------------
Harvey Baker            31,900              1,656
-----------------------------------------------------------
Thomas L. Hubbard       23,085              2,269
-----------------------------------------------------------
J. Barry Pipkin         19,243              2,291
-----------------------------------------------------------

      (a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.

(4)   Mr. Baker and Mr. Hubbard became officers of the Company during fiscal
1997.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
     The following table sets forth all stock options granted to the named executives during the fiscal year ended June 28, 1998.


                                                                            POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                                                                            ANNUAL RATES OF STOCK
                                                                            PRICE APPRECIATION
                            INDIVIDUAL GRANTS                               FOR OPTION TERM
--------------------------------------------------------------------------------------------------
                                    % OF TOTAL
                                   OPTIONS/SARS
                    OPTIONS/SARS    GRANTED TO     EXERCISE OR
                      GRANTED      EMPLOYEES IN    BASE PRICE   EXPIRATION
       NAME           (#) (a)     FISCAL YEAR (a)    ($/SH)      DATE (b)     5% ($)     10% ($)
--------------------------------------------------------------------------------------------------
Craig E. LaBarge       15,513          20.5           6.44       8/12/02      27,627        61,049
--------------------------------------------------------------------------------------------------
William J. Maender     12,000          15.9           5.86       8/12/07      44,224       112,072
--------------------------------------------------------------------------------------------------
Harvey Baker           12,000          15.9           5.86       8/12/07      44,224       112,072
--------------------------------------------------------------------------------------------------
Thomas L. Hubbard      12,000          15.9           5.86       8/12/07      44,224       112,072
--------------------------------------------------------------------------------------------------
J. Barry Pipkin        12,000          15.9           5.86       8/12/07      44,224       112,072
--------------------------------------------------------------------------------------------------

(a)  No SARs were granted during the fiscal year.

(b) The options granted in fiscal 1998 first become exercisable on August 12, 1999.


AGGREGATE OPTION EXERCISES AND YEAR END OPTION VALUES
     The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 28, 1998 and the number and value of unexercised options held by such executives at fiscal year end.


                                                                                      VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED             "IN THE MONEY"
                     NO. SHARES                       OPTIONS AT YEAR END (#)     OPTIONS AT YEAR END ($) (a)
                    ACQUIRED ON        VALUE        ---------------------------  ------------------------------
       NAME         EXERCISE (#)  REALIZED ($) (b)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------
Craig E. LaBarge         0               0               130,000     32,288         242,436            0
---------------------------------------------------------------------------------------------------------------
William J. Maender       0               0                40,000     24,500          79,163            0
---------------------------------------------------------------------------------------------------------------
Harvey Baker             0               0                     0     24,500            0               0
---------------------------------------------------------------------------------------------------------------
Thomas L. Hubbard        0               0                     0     24,500            0               0
---------------------------------------------------------------------------------------------------------------
J. Barry Pipkin          0               0                     0     22,000            0               0
---------------------------------------------------------------------------------------------------------------

(a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at June 28, 1998 was $3.625.

(b) Value realized is the difference between the market value of a share on the exercise date and the exercise price per share, times the number of shares exercised.

                           HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


      LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of three outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

      - review and recommend to the Board the annual salary, incentive compensation and other benefits of the chief executive officer and other members of executive management.

      The Company's compensation practices are designed to achieve certain fundamental objectives, including:


      -    to attract and retain talented key executives;
      -    to set competitive compensation levels;
      - to provide incentives which focus performance on the achievement of Company objectives; and
      - to align executive compensation with the interest of the stockholders.

     To assist the Committee, the Company has, for more than ten years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

     Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

     Each year, the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, debt reduction, customer development, the accomplishment of specific important objectives such as new acquisitions, divestitures, refinancing and many subjective factors. All of these factors were considered in determining the CEO's total compensation package for fiscal 1998 and the recommended salary and bonuses for the other officers for fiscal 1998. Since the management team is small, this approach has worked well and has been adequate to achieve the stated objectives.

     Committee members:                 R. Hal Dean, Chairman
                                        James P. Shanahan, Jr.
                                        Jack E. Thomas, Jr.

     VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     Set forth below is information as of August 28, 1998, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and ownership of Common Stock beneficially owned by each Director and nominee for Director of the Company, and all executive officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).



       NAME AND ADDRESS OF                          SHARES                      PERCENT
      BENEFICIAL OWNERS (1)                     BENEFICIALLY       OWNED        OF CLASS
------------------------------------------------------------------------------------------
Harvey Baker                                    13,500             (5)              *
------------------------------------------------------------------------------------------
Robert H. Chapman                                    0                              -
------------------------------------------------------------------------------------------
Richard P. Conerly                              51,704                              *
------------------------------------------------------------------------------------------
R. Hal Dean                                    108,621                              *
------------------------------------------------------------------------------------------
John G. Helmkamp, Jr.                          519,230             (14)            3.3%
------------------------------------------------------------------------------------------
Thomas L. Hubbard                               34,207             (5)(12)          *
------------------------------------------------------------------------------------------
J. C. Kuhn, Jr.                                 35,000             (5)              *
------------------------------------------------------------------------------------------
Pierre L. LaBarge, Jr.                       3,055,166             (2)(3)(4)      19.7%
------------------------------------------------------------------------------------------
Craig E. LaBarge                             2,922,742             (3)(4)(5)(6)   18.7%
                                                                   (7)(8)(9)
------------------------------------------------------------------------------------------
Lawrence J. LeGrand                                  0                              -
------------------------------------------------------------------------------------------
William J. Maender                           1,015,326             (4)(5)(10)      6.5%
------------------------------------------------------------------------------------------
Edward J. Nestor, Jr.                          26,000              (11)             *
------------------------------------------------------------------------------------------
James P. Shanahan, Jr.                         209,200             (13)            1.4%
------------------------------------------------------------------------------------------
John A. Sturm                                  33,000              (5)(15)          *
------------------------------------------------------------------------------------------
Jack E. Thomas, Jr.                             1,000                               *
------------------------------------------------------------------------------------------
All executive officers and
directors as a group (15 persons)           5,142,989                             32.7%
------------------------------------------------------------------------------------------

* Less than 1%.

(1) The address of each executive officer and Director is c/o LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

(2) Includes 1,062,100 shares owned in Pierre L. LaBarge, Jr.'s individual capacity. The remaining 2,132,130 shares represent shared voting and shared investment power.

(3) Includes 1,104,425 shares held by a revocable living trust for Pierre L. LaBarge, Jr. of which trust Pierre L. LaBarge, Jr. and Craig E. LaBarge are the co-trustees and in which shares Mr. Craig E. LaBarge disclaims beneficial ownership.

(4) Includes 888,641 shares held in the Benefit Plan as to which the three members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 296,151 shares which are held in accounts of executive officers of the Company and an aggregate of 592,490 shares which are held in accounts of other employees of the Company.

(5) Includes options exercisable within 60 days for the following number of shares under the 1987, 1993 and 1995 Incentive Stock Option Plans: Harvey Baker - 12,500; Thomas L. Hubbard - 12,500; J. C. Kuhn, Jr. - 15,000;
     Craig E. LaBarge - 81,775; William J. Maender - 52,500; John A. Sturm - 30,000. All executive officers and directors as a group - 204,275 shares.

(6) Includes 30,422 shares held by five trusts, for the benefit of four nephews and one niece, of which trusts Craig E. LaBarge, Mark J. LaBarge and Pierre L. LaBarge, III are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(7) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 2,042 shares as custodian for their two minor children. Craig E. LaBarge disclaims beneficial ownership of these shares.

(8) Includes 18,172 shares held by a trust for two minor children of Craig E. LaBarge, of which trust Craig E. LaBarge and Mark J. LaBarge are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(9) Includes 672,717 shares owned in Craig E. LaBarge's individual capacity and 20,000 shares held in his IRA.

(10) Includes 74,185 shares owned in William J. Maender's individual capacity.

(11) Includes 15,816 shares owned in Edward J. Nestor, Jr.'s individual capacity, 10,263 shares owned by his spouse and 512 shares held as custodian for three minor children. Mr. Nestor disclaims beneficial ownership of all but the shares owned in his individual capacity.

(12) Includes 1,707 shares held by Thomas L. Hubbard's spouse in her name. Mr. Hubbard disclaims beneficial ownership of these shares.

(13) Includes 183,500 shares owned by a limited partnership of which James P. Shanahan is a general partner with a pro-rata interest of less than 0.5%. Mr. Shanahan disclaims beneficial ownership of these shares.

(14) Includes 2,500 shares held by John G. Helmkamp, Jr.'s spouse in her name, 5,911 shares in her IRA and 35,000 shares held in a trust, of which she acts as trustee. Also includes 57,900 shares held in three trusts for the benefit of Mr. Helmkamp's children and 20,000 shares held in a trust for the benefit of his mother; Mr. Helmkamp is trustee of the aforesaid trusts. Mr. Helmkamp disclaims beneficial ownership of all of these shares.

(15) Includes 500 shares held by John A. Sturm's spouse in her IRA, of which shares Mr. Sturm disclaims beneficial ownership, and 2,500 shares held in his IRA.



SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
     To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 1998.

PERFORMANCE GRAPHS
     Five-Year Total Return. The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a peer group.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
       AMONG LABARGE, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP




         La Barge Inc

                                          CUMULATIVE TOTAL RETURN
                          ------------------------------------------------------
                              6/93     6/94     6/95      6/96     6/97    6/98

         LABARGE, INC.      100.00   146.15   276.92  1,130.77   753.85  400.00
         PEER GROUP         100.00   106.60   149.07    194.24   168.35  172.66
         AMEX MARKET VALUE  100.00    97.66   115.19    132.83   147.06  172.57


     The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Miltope Group, Inc.; Sparton Corporation; Tech Sym Corporation; Esterline Technologies Corporation; EDO Corporation; Whittaker Corporation; Cubic Corporation; GRC International, Inc. and Aydin Corporation.


    PROPOSAL 2:  APPROVAL OF THE LABARGE, INC. EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, Common Stockholders will be presented with a proposal to approve the adoption of the LaBarge, Inc. Employee Stock Purchase Plan (the "Plan"). The Plan was adopted by the Company's Board of Directors in January, 1998, subject to approval by the Company's stockholders.

     The Plan is intended to promote the interests of the Company and its Common Stockholders by providing a method for employees to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Board believes that ownership of Common Stock by its employees will assist the Company to retain, motivate and attract dedicated employees committed to the Company. The Board believes that providing employees the opportunity to purchase Common Stock at a desirable purchase price is an appropriate method for aligning the interests of the Company's employees with its stockholders.

     A brief description of the material features of the Plan follows; the description is qualified in its entirety by reference to the Plan, a copy of
which is attached hereto as   Exhibit A.

GENERAL
     The Plan provides employees of the Company, through payroll deductions, the opportunity to purchase shares of Common Stock at below-market prices. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors. The Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

SECURITIES SUBJECT TO THE PLAN
     The aggregate number of shares which may be issued under the Plan shall not exceed 1,000,000.

ADMINISTRATION OF THE PLAN
     The Plan provides for administration by the Human Resources Committee (the "Committee"). In addition to administering the Plan, the Committee is also authorized to interpret the Plan, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may delegate all or a portion of its duties to an Administrator.

ELIGIBILITY AND PARTICIPATION
     Any employee of the Company who has completed at least 90 consecutive days of employment with the Company is eligible to participate in the Plan beginning with the Plan period commencing after such 90th day of employment. However, employees who own 5% or more of the combined voting power or value of all classes of Company stock, or who hold options to purchase such amount, are not eligible to participate. No employee may purchase in a Plan year shares of Common Stock having a value in excess of $25,000.

ENROLLMENT AND PAYROLL DEDUCTIONS
     Enrollment in the Plan is offered to eligible employees four times per year, effective on the quarterly commencement dates (January 1, April 1, July 1 and October 1). Participating employees may elect to contribute between 1% and 10% of their base pay (subject to a minimum contribution of $5.00 per week) during the quarter. Contributions are made only through payroll deductions.

PURCHASE PRICE OF SHARES
     At the end of each quarterly Plan period, aggregate employee contributions are used to purchase from the Company shares of Common Stock at a purchase price equal to 85% of the last sale price of the Common Stock on the American Stock Exchange on the first day of the offering period or the last day of the offering period, whichever is less.

TERMINATION OF RIGHTS/WITHDRAWALS
     Employees may withdraw all, but not less than all, of their contributions to the Plan at any time prior to the time such contributions are used to purchase shares of Common Stock. If a participating employee's employment terminates for any reason before the last day of a Plan period, he or she will not be eligible to purchase stock during such period, and amounts withheld during the period will be refunded, without interest.

OVERSUBSCRIPTION
     The Company's Board of Directors will determine the number of shares of Common Stock to be offered during each quarterly Plan period. If the offering is oversubscribed, shares will be allocated pro rata to participating employees according to amounts contributed by each, and any amounts withheld and not used to purchase shares of Common Stock will be refunded to participating employees, without interest.

FEDERAL INCOME TAX CONSEQUENCES
     The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     Participants in the Plan do not realize income as a result of their participation, or as a result of purchase of Common Stock under the Plan. If shares of Common Stock acquired during a Plan period are sold more than 18 months after the termination date of the period, the tax effect to the participant depends on the fair market value of the Common Stock upon which the purchase was based [that is, the lower of the fair market value of the Common Stock on the first or last day of a Plan period ("Purchase Value")]. If a participant realizes more than the Purchase Value when he or she sells the Common Stock, an amount equal to 15% of the Purchase Value will be taxed as ordinary income and any amount realized in excess of the Purchase Value is taxed as capital gain. If the participant realizes an amount less than the Purchase Value but more than 85% of the Purchase Value, the difference between the amount realized and 85% of the Purchase Value is taxed as ordinary income. If the participant realizes less than 85% of the Purchase Value, no portion of the sale proceeds is taxed and the difference is treated as a capital loss. If a participant sells Common Stock acquired in a Plan period before the expiration of the 18-month holding period described above, the participant will recognize ordinary income in an amount equal to the difference between the purchase price for the Common Stock and the market value of the Common Stock on the date it was purchased. If the sale proceeds are more or less than the fair market value on the date the Common Stock was purchased, the participant will recognize capital gain or loss, as appropriate. The gain or loss will be long or short term, depending on how long the Common Stock was held before it was sold.

         ----------------------------------------------------------
             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
               APPROVAL  OF THE EMPLOYEE STOCK PURCHASE PLAN.
         ----------------------------------------------------------


               PROPOSAL 3:  SELECTION OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP ("Peat Marwick") has been appointed as independent accountants for the Company for the fiscal year ending June 27, 1999 by the Board of Directors with the approval of the Audit Committee. Peat Marwick has been the Company's independent accountants since 1980. Although the appointment of independent accountants does not require the approval of Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of Peat Marwick is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.

         ----------------------------------------------------------
             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
          RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS
                  INDEPENDENT ACCOUNTANTS FOR FISCAL 1999.
         ----------------------------------------------------------

                             STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in October 1999, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 17, 1999.


                                By Order of the Board of Directors,



                                WILLIAM J. MAENDER
                                Vice President - Finance and Secretary

St. Louis, Missouri
September 21, 1998

                                                                       EXHIBIT A

                   LABARGE, INC. EMPLOYEE STOCK PURCHASE PLAN

                             ARTICLE I - PURPOSE

1.01  Purpose

        The LaBarge, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby Employees of LaBarge, Inc., a Delaware corporation, and its subsidiary corporations (hereinafter collectively referred to as (the "Company") will have an opportunity to acquire a proprietary interest in LaBarge, Inc. through the purchase of shares of the Common Stock of LaBarge, Inc. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


                            ARTICLE II - DEFINITIONS
2.01  Administrator
        "Administrator" means the Company's agent for administering the Plan. The Administrator shall be appointed by the Committee pursuant to Section 11.02.

2.02  Base Pay
        "Base Pay" shall mean regular, straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

2.03  Board
        "Board" means the board of directors of LaBarge, Inc.

2.04  Committee
        "Committee" means the Compensation Committee of the Board.

2.05  Employee
        "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than twenty hours per week.

2.06  Offering
        "Offering" means the Company's offer to sell Stock during an Offering Period.

2.07  Offering Period
        "Offering Period" means the period commencing the first day of each calendar quarter and ending the last day of such calendar quarter commencing with the calendar quarter starting July 1, 1998.

2.08  Offering Commencement Date
        "Offering Commencement Date" means the first day of each Offering
Period.

2.09  Offering Termination Date
        "Offering Termination Date" means the last day of each Offering Period.

2.10  Option
        "Option" means the right to purchase Stock pursuant to this Plan.

2.11  Participant
        "Participant" means an Employee who elects to participate in the Plan.

2.12  Plan Account
        "Plan Account" means the record of a Participant's full and fractional shares of Stock held by the Administrator. A Participant's Plan Account and the shares held in such account will be fully vested in the Participant and non-forfeitable by the Participant. A Participant's Plan Account will be held in his or her name as beneficial owner; provided, however, that a Participant may cause the Administrator to add his or her Spouse as a co-owner of the Plan Account and may specify the type of ownership such as tenants in common, joint tenants with the right of survivorship or tenants by the entireties.

2.13  Plan Year
        "Plan Year" means the annual accounting period for the Plan beginning and ending on January 1 and December 31 of each year except that the first Plan Year shall be the period beginning July 1, 1998 and ending December 31, 1998.

2.14  Spouse
        "Spouse" means a person who is alive and married to the Participant within the meaning of the laws of the State of the Participant's residence as evidenced by a valid marriage certificate or other proof acceptable to the Committee.

2.15  Stock
        "Stock" means Common Stock of LaBarge, Inc., par value $.01 per share.

2.16  Subsidiary Corporation
        "Subsidiary Corporation" means any present or future corporation which
(i) would be a "subsidiary corporation" of LaBarge, Inc. as that term is defined in Sectioin 424 of the Code, and (ii) is designated as a participating company in the Plan by the Committee.

                  ARTICLE III - ELIGIBILITY AND PARTICIPATION
3.01  Initial Eligibility
        An Employee who shall have completed ninety days of consecutive employment with and shall be employed by the Company on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings which commence on or after such ninety-day period has concluded.

3.02  Leave of Absence
        For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first ninety days of such leave of absence and such Employee's employment with the Company shall be deemed to have terminated at the close of business on the ninetieth day of such leave of absence unless such Employee shall have returned to regular employment of the Company (as the case may be) prior to the close of business on such ninetieth day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to employment with the Company, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any Option.

3.03  Restrictions on Participations
        Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option to participate in the Plan:
                (a) if, immediately after the grant, such Employee would own Stock, and/or hold outstanding options to purchase Stock, possessing five percent or more of the total combined voting power or value of all classes of Stock of LaBarge, Inc. (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining such Stock ownership of any Employee); or
                (b) which permits his or her rights to purchase Stock under all employee stock purchase plans, as defined in Section 423 of the Code, of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.04  Commencement of Participation
        An eligible Employee may become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Treasurer of LaBarge, Inc. on or before the date set therefore by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the Participant as provided in Article VIII.

                             ARTICLE IV - OFFERINGS
4.01  Stock Subject to Options
        The aggregate number of shares of stock which may be issued under Options under this Plan shall not exceed 1,000,000 shares of stock, except for adjustments under Section 12.04. Shares optioned and not accepted, or, if accepted, not purchased, shall continue to be available for inclusion in any subsequent Options which may be granted under the Plan.

4.02  Quarterly Offerings
        The Board shall determine the number of shares of stock, subject to the aggregate limits of Section 4.01, to be offered under the Plan before the first day of each Offering Period commencing with the Offering Period starting July 1, 1998.

                         ARTICLE V - PAYROLL DEDUCTIONS
5.01  Amount of Deduction
        At the time a Participant files his or her authorization for payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during the time he or she is a Participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10 percent of his or her Base Pay in effect at the Offering Commencement Date of such Offering, provided, however, that such payroll deduction must not be less than $5.00 for a payroll period. In the case of an hourly Employee, such Employee's Base Pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering.

5.02  Participant's Account
        All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such account. Payroll deductions shall be deposited with the Company's general funds.

5.03  Changes in Payroll Deductions
        A Participant may discontinue his or her participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a Participant may not alter the amount of his or her payroll deductions for that Offering.

5.04  Leave of Absence
        If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a Participant in the Plan, or (c) remain a Participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Participant during such leave of absence.

                        ARTICLE VI - GRANTING OF OPTION
6.01  Number of Option Shares
        On the Offering Termination date of each Offering, a Participant shall purchase a number of full and fractional shares of stock equal to the amount withheld from his or her Base Pay during the Offering divided by the Option Price as determined under Section 6.02.

6.02  Option Price
        The Option Price of Stock purchased with payroll deductions made during such Offering for a Participant therein shall be the lower of:
                (a) eighty-five percent of the closing price of the Stock on the Offering Commencement Date or the nearest prior business day on which trading of Stock occurred on the American Stock Exchange; or
                (b) eighty-five percent of the closing price of the Stock on the Offering Termination Date or the nearest prior business day on which trading of Stock occurred on the American Stock Exchange. If the Stock is not admitted to trading on any of the aforesaid dates for which closing prices of the Stock are to be determined, then reference shall be made to the fair market value of the Stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                        ARTICLE VII - EXERCISE OF OPTION
7.01  Automatic Exercise
        Unless a Participant gives written notice to the Company as hereinafter provided, his or her Option for the purchase of Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable Option price.

7.02  Withdrawal of Account
        By written notice to the Treasurer of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a Participant may elect to withdraw all the accumulated payroll deductions in his or her account at such time.

7.03  Transferability of Option
        During a Participant's lifetime, Options held by such Participant shall be exercisable only by that Participant.

7.04  Delivery of Stock
        As promptly as practicable after the Offering Termination Date of each Offering, the Company will cause to be transferred to each Participant's Plan Account the shares evidencing Stock purchased upon exercise of his or her Option.

                           ARTICLE VIII - WITHDRAWAL
8.01  In General
        As provided in Section 7.02, a Participant may withdraw payroll deductions credited to his or her account under the Plan at any time by giving written notice to the Treasurer of LaBarge, Inc. All of the Participant's payroll deductions credited to his or her account will be paid to him promptly after receipt of his or her notice of withdrawal, and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt to borrow by a Employee on the security of his or her accumulated payroll deductions as an election to withdraw such deductions.

8.02  Effect on Subsequent Participation
        A Participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03  Termination of Employment
        Upon termination of the Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond ninety days), the payroll deductions credited to his or her account will be returned to him or her, or, in the case of his or her death subsequent to the termination of his or her employment, to the person or persons entitled thereto under Section 12.01.

8.04  Termination of Employment Due to Death
        Upon termination of the Participant's employment because of his or her death, his or her beneficiary (as defined in Section 12.01) shall be paid within sixty days commencing with the date of the death of the Participant the payroll deductions credited to the Participant's account under the Plan.

8.05  Leave of Absence
        A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.04, continue to be a Participant in the Plan so long as such Participant is on continuous leave of absence. A Participant who has been on leave of absence for more than ninety days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the ninetieth day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a Participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the ninetieth day of such leave of absence, such Participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX - INTEREST
9.01  Payment of Interest
        No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

                               ARTICLE X - STOCK
10.01  Maximum Shares
        If the total number of shares of Stock for which Options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares of Stock for the applicable Offering, the Company shall make a pro rata allocation of the shares of Stock available for delivery and distribution in a nearly uniform a manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible.

10.02  Participant's Interest in Option Stock
        The Participant will have no interest in Stock covered by his or her Option until such Option has been exercised at the Offering Termination Date for any offering.

10.03  Registration of Stock
        Stock to be delivered to a Participant's Plan Account will be registered in the name of the Participant as the beneficial, or, if the Participant so directs by written notice to the Treasurer of the Company, in the names of the Participant and his or her Spouse, as provided by Section 2.12.

10.04  Restrictions on Exercise
        The Board may, in its discretion, require as conditions to the exercise of any Option that the shares of Stock reserved for issuance upon the exercise of the Option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:
                (a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

                (b) the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his or her intention to purchase the shares for investment and not for resale or distribution.

                          ARTICLE XI - ADMINISTRATION
11.01  Appointment of Committee
        The Committee shall administer the Plan.

11.02  Authority of Committee
        Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. The Committee may delegate all or a portion of its duties to an Administrator to facilitate the purchase and transfer of shares of Stock and to otherwise assist in the administration of the Plan.

                          ARTICLE XII - MISCELLANEOUS
12.01  Designation of Beneficiary
        A Participant may file a written designation of a beneficiary who is to receive any cash credited to his or her account at the time of his or her death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Treasurer of LaBarge, Inc. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall pay such cash to the beneficiary in accordance with Section 8.04. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall pay cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may pay cash to the Spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he or she had been designated, acquire any interest in the Stock or cash credited to the Participant under the Plan.

12.02  Transferability
        Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

12.03  Use of Funds
        All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

12.04  Adjustment Upon Changes in Capitalization
                (a) If, while any Options are outstanding, the outstanding shares of Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding Options and on the Option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares of Stock which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of the Paragraph, any distribution of shares of stock to shareholders in an amount aggregating twenty percent or more of the outstanding shares of stock shall be deemed a stock split and any distributions of shares aggregating less than twenty percent of the outstanding shares of Stock shall be deemed a stock dividend.

                (b) Upon the dissolution or liquidation of LaBarge, Inc., or upon a reorganization, merger or consolidation of LaBarge, Inc. with one or more corporations as a result of which LaBarge, Inc. is not the surviving corporation, or upon a sale of substantially all of the property or Stock of LaBarge, Inc. to another corporation, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share of Stock as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Stock was entitled to receive upon and at the time of such transactions. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

12.05  Amendment and Termination
        The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of LaBarge, Inc. (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.04); (ii) amend the requirements as to the class of Employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification or amendment of the Plan may, without the consent of an Employee then having an Option under the Plan to purchase Stock, adversely affect the rights of such Employee under such Option.

12.06  Effective Date
        The Plan shall become effective as of July 1, 1998, subject to approval by the holders of the majority of the Stock present and represented at a special or annual meeting of the shareholders of LaBarge, Inc. held on or before December 31, 1998. If the Plan is not so approved, the Plan shall not become effective and all funds withheld from the Base Pay of Participants shall be returned to such Participants without interest.

12.07  No Employment Rights
        The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares of stock under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.


12.08  Effect of Plan
        The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

12.09  Headings
        The headings are inserted for convenience only and shall not affect the meaning or interpretation of the Plan.

12.10  Terms
        Terms in the singular shall be deemed to include the plural, and vice versa, wherever the context so permits or requires.

12.11  Governing Law
        The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

        IN WITNESS WHEREOF, this Plan is adopted this 28th day of January, 1998.

                                               LABARGE, INC.



                                               By:   /s/Craig E. LaBarge

                                  LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                             YOUR VOTE IS IMPORTANT!

        YOU CAN VOTE IN ONE OF THREE WAYS:
        1.       VOTE BY INTERNET.
        2.       VOTE BY PHONE.
        3.       VOTE BY MAIL.

                                VOTE BY INTERNET
Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:
1.    Read the accompanying Proxy Statement.
2. Visit our Internet Voting site at http://www.umb.com/proxy and follow the instructions on the screen.
Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, October 19, 1998.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

       IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.
                                VOTE BY TELEPHONE
Your Telephone vote is quick, easy and immediate.  Just follow these easy steps:
1.    Read the accompanying Proxy Statement.
2. Using a Touch-Tone Telephone, call Toll Free 800-758-6973 and follow the instructions.
3. When instructed, enter the three digit code-- 107-- followed by your Proxy Number which is printed on the lower right-hand corner of your proxy card below.

OPTION 1 - PRESS 1 to vote as the Board of Directors recommends on ALL proposals:
OPTION 2 - PRESS 2 to vote on each proposal SEPARATELY, and follow the instructions for each proposal:
      TO VOTE FOR - PRESS 1 TO VOTE AGAINST - PRESS 2 TO ABSTAIN - PRESS 3

PRESS 1 to confirm your vote.

Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
                 IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN
                              YOUR PROXY BY MAIL.

                                  VOTE BY MAIL
To vote by mail, complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.

IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, DETACH PROXY CARD AND RETURN.
--------------------------------------------------------------------------------

                                 LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 20, 1998
     The undersigned hereby appoints Craig E. LaBarge and William J. Maender, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of LaBarge, Inc. to be held at the Adam's Mark Hotel, Fourth and Chestnut Streets, St. Louis, Missouri, on October 20, 1998, at 11:00 A.M. St. Louis time, and at any adjournments thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournments thereof.

     The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows:

1. Election of Directors     Class B: 01- John G. Helmkamp, Jr.      Class C: 03- Robert H. Chapman
                                      02- Lawrence J. LeGrand                 04- Richard P. Conerly
                                                                              05- Pierre L. LaBarge, Jr.

/ / FOR all nominees listed   / / WITHHOLD AUTHORITY to vote for all nominees   / / FOR all nominees EXCEPT nominees
                                                                                    written in space below.

--------------------------------------------------------------------------------


2. Proposal to approve the adoption of the LaBarge, Inc. Employee Stock Purchase Plan.

3. Proposal to ratify the selection of KPMG Peat Marwick LLP as Independent Accountants for the fiscal year ending June 27, 1999.

                               (See Reverse Side)

                             THANK YOU FOR YOUR VOTE

IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, DETACH PROXY CARD AND RETURN.
--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                        NOTE: Please sign exactly as name
                                              appears hereon. Joint owners
                                              should each sign. When
                                   ,          signing as attorney, executor
                                              administrator, trustee or
                                              guardian, please give full
                                              title as such.

                                        DATE:
                                              -----------------------------

                                        -----------------------------------
                                        SIGNATURE(S)

                                        -----------------------------------
                                        SIGNATURE(S)